Supplement dated October 27, 2016 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)	May 1, 2016
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)	May 1, 2016
Pinnacle V (post 1-1-12)	May 1, 2016

This supplement to the prospectuses identified above describes changes to the funds available through the variable account options of your variable annuity contract issued by National Integrity Life Insurance Company.  Please retain this supplement for future reference.

The information in Appendix F is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
FT Franklin Growth and Income VIP, Class 2*	0.63%	0.25%	0.08%	0.00%	0.96%	0.07%	0.89%
Morgan Stanley UIF Emerging Markets Equity, Class II(12), (14), (15)	0.85%	0.25%	0.46%	0.00%	1.56%	0.26%	1.30%

* Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the fund as a result of shareholder redemptions.  The fund’s investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.64% until April 30, 2018.  Contractual fee waiver and/or expenses reimbursement agreements may not be changed or terminated during the time period set forth above.

(12) The Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) approved an amendment to the Fund’s Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.

(14) The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective September 30, 2016.

(15) The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30%. In addition, the Portfolio’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

For more information about the Portfolios, including the risks of investing, refer to each Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.